SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        January 20, 2004


                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                    1-08660                  22-2405746
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                   Identification Number)


1000 MacArthur Boulevard, Mahwah, New Jersey              07430
    (Address of Principal Executive Offices)            (Zip Code)



Registrant's telephone number, including area code     (201) 236-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)      Exhibits
                   Exhibit No.      Exhibit
                   -----------      -------

                      99.1 Press Release Dated January 20, 2004 and related materials

Item 12.

The following information is disclosed pursuant to Item 12 on Form 8-K:

On January 20, 2004, Hudson United Bancorp issued a press release reporting earnings and other financial results for its fourth quarter of 2003, which ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1.

The information disclosed under this Item 12, including Exhibit 99.1 ,under Item 7, shall be considered "furnished" but not "filed" for purposes of the Securities and Exchange Act of 1934, as amended.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 20, 2004                   HUDSON UNITED BANCORP



                                           By:    /s/ James W. Nall
                                                  ------------------------------
                                           Name:  James W. Nall
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit No.     Title
      -----------     -----

         99.1         Press Release Dated January 20, 2004 and related materials